SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                November 14, 2001
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-16619              73-1612389
 ------------------------   ------------------------   ------------------
 (State of Incorporation)   (Commission File Number)     (IRS Employer
                                                       Identification No.)



             Kerr-McGee Center
          Oklahoma City, Oklahoma                    73125
 ----------------------------------------          ---------
 (Address of principal executive offices)          (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)


Item 5.       Other Events
                 On November 14,  2001,  Kerr-McGee  Corporation  issued a press release announcing that it will hold a conference call on Wednesday, November 21, 2001, at 11:00 a.m. (ET), to discuss its interim fourth-quarter 2001 operating and financial activities and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits

              99.1 Press Release dated November 14, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KERR-MCGEE CORPORATION


                                     By: (Deborah A. Kitchens)
                                         ---------------------
                                          Deborah A. Kitchens
                                          Vice President and Controller

Dated: November 19, 2001